                                                                  Exhibit 10.3


                   MASTER EQUIPMENT/SOFTWARE RENTAL AGREEMENT

    MASTER EQUIPMENT/SOFTWARE RENTAL AGREEMENT ("Agreement") dated as of, 1997, between PSINet Inc., 510 Huntmar Park Drive, Herndon, VA 20170 ("Lessor") and EarthLink Network, Inc., 3100 New York Drive, Pasadena, CA 91107 ("Lessee").

1. LEASE
   -----

    Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor, upon the terms and conditions specified in this Agreement and in one or more Rental Schedules in the form of Exhibit A attached hereto (including Schedule A of such Rental Schedule), the Equipment and Software as described in each applicable Rental Schedule. Each Rental Schedule shall incorporate the terms of this Agreement and shall constitute a separate lease of the Equipment and Software (the term "Lease" shall refer collectively to the applicable Rental Schedule and this Agreement). In the event of a conflict between the provisions of this Agreement and the provisions of any Rental Schedule, the provisions of the Rental Schedule shall prevail.

    Equipment and Software selected or requested by Lessee must be approved by Lessor prior to each Lease. Lessee acknowledges that its selection of Software and Equipment is based solely upon its own judgment prior to having requested Lessor to purchase or license the same for leasing to Lessee and Lessee expressly disclaims any reliance on statements made by Lessor or its agents regarding the Software and Equipment.

    In return for Lessor paying the Software license fee and Equipment cost to the vendor or vendors of such Software and Equipment (in each case the "Vendor") so that the Lessee may acquire the right to use the Software and the Equipment, Lessee shall pay all Lease payments required under each Lease to Lessor, as well as comply with all other terms and conditions of each Lease. Each Lease shall be binding upon Lessor and Lessee from the date of acceptance and execution by Lessor at its office in Virginia.

    Lessee acknowledges that Lessee obtains only a license to use the software directly for the Vendor and no other ownership rights, and Lessee's use of the Software shall be subject to the terms and conditions of the license agreement from such Software Vendor (the "Software License Agreement").

2. TERM
   ----

    The term of each Lease of Equipment and Software shall commence on the Commencement Date provided for in the applicable Rental Schedule and, unless sooner terminated pursuant to the terms of such Lease, shall be for the number of calendar months set forth in such Rental Schedule, plus the number of days remaining in any partial calendar month


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if the Commencement Date occurs on a day other than the first day of a month
(the "Lease Term").

3. RENTAL CHARGES AND TAXES
   ------------------------

    Lessee shall pay to Lessor during the Lease Term, without notice or demand, at the office of Lessor in Herndon, Virginia, or at such other place as Lessor may designate, the amount specified as the Monthly Rental Charge ("Monthly Rent") in the Rental Schedules plus applicable state and local sales or use taxes. Lessee's obligation to pay shall begin on the Commencement Date. Monthly Rent is due in advance on the first day of each month.

    When the Commencement Date is not on the first day of a month, an Interim Rental Payment, at the daily amount equal to the Monthly Rent times the number of months per year divided by 360, from and including the Commencement Date to the end of such month, shall be due and payable upon Lessee's receipt of an invoice from Lessor.

    LESSEE AGREES THAT TIME IS OF THE ESSENCE TO LESSOR IN LESSEE'S MAKING PAYMENTS OF THE MONTHLY RENT AND THE INTERIM RENTAL PAYMENT, IF ANY, WHEN SUCH PAYMENTS BECOME DUE.

4. SECURITY INTEREST
   -----------------

    Lessee hereby grants, assigns, pledges and conveys to Lessor a first security interest in the Software, the Software License Agreement, all other rights acquired by Lessee from the Software Vendor relating to the Software, the Equipment and all other rights and warranties acquired by Lessee from the Equipment Vendor, together with all options, accessories, replacements, substitutions, additions, accessions, replacements, upgrades, new releases or new versions of the Equipment and Software, as the case may be, and all proceeds thereof, including insurance proceeds, intellectual property rights and all general intangibles related thereto ("Collateral"), as security for the payment and performance obligations of Lessee under any Lease.

5. LEASE NOT CANCELABLE; LESSEE'S OBLIGATIONS ABSOLUTE
   ---------------------------------------------------

    LESSEE'S OBLIGATION TO PAY ALL MONTHLY RENT (INCLUDING THE INTERIM RENTAL PAYMENT) AND OTHER SUMS UNDER EACH LEASE, AND THE RIGHTS OF LESSOR IN AND TO SUCH PAYMENTS, SHALL BE ABSOLUTE AND UNCONDITIONAL AND SHALL NOT BE SUBJECT TO ANY ABATEMENT, DELAY, REDUCTION, SET-OFF, DEFENSE, COUNTERCLAIM INTERRUPTION, DEFERMENT OR RECOUPMENT FOR ANY REASON WHATSOEVER, INCLUDING ANY FAILURE OF THE SOFTWARE OR EQUIPMENT. IF THE SOFTWARE OR EQUIPMENT IS UNSATISFACTORY FOR ANY REASON, LESSEE

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SHALL MAKE ANY CLAIM SOLELY AGAINST THE SOFTWARE AND EQUIPMENT VENDOR, AS THE
CASE MAY BE, AND SHALL, NEVERTHELESS, PAY LESSOR ALL AMOUNTS PAYABLE UNDER EACH LEASE.

6. TITLE
   -----

    (a) Software. No ownership, rights in the Software shall pass to the Lessee by virtue of this Agreement. All upgrades, new releases or new versions of the Software acquired by Lessee shall immediately and automatically become subject to each applicable Lease.

    (b) Equipment. The Equipment is and shall remain the sole and exclusive property of Lessor. Lessee shall have no right, title or interest in the Equipment, other than the Lessee's right to maintain possession and use of the Equipment for the full Lease Term, conditioned upon Lessee's compliance with the terms and conditions of each Lease. If requested by Lessor, Lessee shall affix to or place on the Equipment plates or markings indicating Lessor's ownership. If requested by Lessor, Lessee will obtain a waiver, in recordable form, from all persons with a real property interest in the premises wherein the Equipment may be located, waiving any claim with respect thereto.

7. SELECTION AND USE OF SOFTWARE AND EQUIPMENT
   -------------------------------------------

    Lessee shall be responsible for the selection, use, and results obtained from the Software and Equipment and acknowledges that Lessor is not a developer of, dealer in, or licensor of, the Software and that Lessor is not a manufacturer of or dealer in the Equipment, nor an agent of any such Vendor. Lessee authorizes Lessor to insert in each Lease the identifying data of the Software and Equipment.

8. ASSIGNMENT OF WARRANTIES
   ------------------------

    Lessor assigns to Lessee, to the extent assignable, for the term of the applicable Lease, any warranty applicable to the Software and Equipment, and authorizes Lessee to obtain the customary service and support furnished by the Software and Equipment Vendors at Lessee's expense.

9. DISCLAIMER OF REPRESENTATIONS AND WARRANTIES BY LESSOR
   ------------------------------------------------------

    LESSOR MAKES NO REPRESENTATION OR WARRANTY, DIRECT OR INDIRECT, EXPRESS OR IMPLIED, WITH RESPECT TO THE SOFTWARE (INCLUDING ALL UPGRADES, NEW RELEASES OR NEW VERSIONS OF SUCH SOFTWARE AND RELATED DOCUMENTATION) AND EQUIPMENT, INCLUDING WITHOUT LIMITATION ANY REPRESENTATION OR WARRANTY WITH RESPECT TO INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY,


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DURABILITY, SUITABILITY, MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE,
CONDITION, OR DESIGN, THE PURPOSES AND USES OF THE LESSEE, THE CHARACTERIZATION OF EACH LEASE FOR TAX, ACCOUNTING OR OTHER PURPOSES, COMPLIANCE OF THE EQUIPMENT WITH APPLICABLE GOVERNMENTAL REQUIREMENTS, OR OTHERWISE. AS TO LESSOR, LESSEE RENTS THE SOFTWARE AND EQUIPMENT "AS IS". LESSEE WAIVES ALL RIGHT TO MAKE ANY CLAIM AGAINST LESSOR FOR BREACH OF ANY WARRANTY OF ANY KIND WHATSOEVER. LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS, DAMAGE, OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT OR SOFTWARE SUBJECT TO ANY LEASE OR FOR THE USE OR MAINTENANCE THEREOF, OR FOR THE FAILURE OF OPERATIONS THEREOF, OR FOR THE REPAIRS, SERVICE, OR ADJUSTMENT THERETO, OR BY ANY DELAY OR FAILURE TO PROVIDE ANY THEREOF, OR BY ANY INTERRUPTION OF SERVICE OR LOSS OF USE THEREOF OR FOR ANY LOSS OF BUSINESS OR ANY OTHER DAMAGE WHATSOEVER AND HOWSOEVER CAUSED.

    LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS, DAMAGE OR EXPENSE OF ANY KIND CAUSED BY OR RELATED TO, DIRECTLY, INDIRECTLY OR CONSEQUENTIALLY, THE SOFTWARE (INCLUDING ALL UPGRADES, NEW RELEASES OR NEW VERSIONS OF SUCH SOFTWARE AND RELATED DOCUMENTATION) AND EQUIPMENT OR FOR ANY CONSEQUENTIAL DAMAGES, ANY LOSS OF PROFITS OR SAVINGS, LOSS OF USE, OR ANY OTHER COMMERCIAL LOSS REGARDLESS OF WHETHER LICENSOR WAS ADVISED, HAD REASON TO KNOW, OR IN FACT KNEW OF THE POSSIBILITY THEREOF.

10. POSSESSION, USE AND OPERATION OF SOFTWARE AND EQUIPMENT
    -------------------------------------------------------

    (a) DELIVERY AND INSTALLATION. Lessee shall arrange and pay for the delivery and installation of the Software and Equipment.

    (b) USE AND MAINTENANCE. Lessee shall use the Software and Equipment in the manner for which they were designed and intended, solely for Lessee's business purposes, in accordance with all Vendor manuals, instructions and documentation, including any Software License Agreement, and in compliance with all applicable laws, regulations and orders. Lessee, at Lessee's own cost and expense, shall keep the Equipment in good repair, condition and working order, ordinary wear and tear excepted, and shall furnish all parts, mechanisms, devices and servicing required therefor and necessary to comply with all applicable health and safety standards. During the term of each applicable Lease, Lessee shall maintain in force a maintenance agreement with respect to the Equipment with the Vendor thereof or such other party as may be acceptable to Lessor, and the Equipment, if returned to Lessor by Lessee at the

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expiration of the Lease Term, shall qualify for such maintenance program without additional expense.

    (c) ALTERATIONS AND ATTACHMENTS. All replacement parts, repairs, modifications, revisions, upgrades, as the case may be, at any time made to or upon the Equipment or Software shall be made only in compliance with applicable law, provided not in violation of any Vendor warranty or Software License Agreement, as the case may be, and shall become the property of Lessor and shall be free and clear of all liens, encumbrances and rights of others. With respect to the Software, any modifications, unless consented to by the Software Vendor, shall only be made to a copy of such Software and not to the Original Software delivered to Lessee. Lessee will not, without the prior written consent of Lessor, affix or install any accessory, equipment or device on any Equipment if such addition will impair the originally intended function or use of such Equipment and Lessee shall not attach or incorporate the Equipment to, with or in any other property in such a manner that the Equipment may be deemed to have become an accessory to or part of such other property. Upon return to Lessor of the Equipment as to which such alterations, modifications or additions have been made, if Lessee does not exercise its Purchase Option pursuant to Section 12(b), Lessee shall, at Lessor's request, remove the same and restore the Equipment to its original condition, reasonable wear and tear only being excepted, and, if not so removed, or cannot be readily removed without damaging the function, use or economic value of the Equipment title thereto shall automatically vest in Lessor.

    (d) ASSIGNMENT BY LESSEE. Lessee shall keep the Equipment free and clear from all liens, charges, encumbrances, legal process and claims. Lessee shall not assign, sublet, hypothecate, sell, transfer or part with possession of the Equipment or Software or any interest in any Lease, and any attempt to do so shall be null and void and shall constitute a default hereunder. Lessee shall not move the Equipment or Software from the location noted in the Rental Schedule without the prior written consent of the Lessor. Lessee agrees not to waive its right to use and possess the Equipment and Software in favor of any party other than Lessor and further agrees not to abandon the Equipment or Software to any party other than the Lessor. So long as Lessee faithfully performs and meets each and every term and condition to be performed or met by Lessee under each Lease, Lessee's quiet and peaceful possession and use of the Equipment will not be disturbed by Lessor or anyone claiming by, through or on behalf of Lessor.

    (e) INSPECTION. Lessor shall have the right from time to time during normal business hours to enter upon Lessee's premises or elsewhere for the purpose of confirming the existence, condition and proper maintenance of the Equipment and Software or for any other reasonable business purpose.

11. TAXES AND FEES
    --------------

    Lessee shall pay when due, or reimburse (including taxes on any reimbursement) and indemnify and hold Lessor harmless from and against, all taxes, fees, assessments or other

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charges of any nature whatsoever (except for any taxes based upon Lessor's net income, unless such net income taxes are in substitution for or release Lessee from any taxes which Lessee would otherwise be obligated to pay under this Section), which may be imposed by any taxing jurisdiction upon or relating to the Software, the Equipment, any Lease or the consummation of the transactions contemplated in any Lease. If Lessee determines that any item of Software or Equipment or any Lease or the consummation of the transactions contemplated in any Lease is not taxable, Lessee shall, prior to the date of commencement of any Lease, provide Lessor with written notice of such determination and the basis for such determination. Should any taxing jurisdiction challenge such determination, Lessee shall indemnify Lessor for all costs (including interest, penalties and attorneys' fees) associated with Lessee's determination. Lessee shall file personal property tax returns and pay any taxes which may be due rather than waiting for Lessor to file and pay such taxes and then invoice Lessee for reimbursement.

12. END OF LEASE
    ------------

At the expiration of each Lease, Lessee shall have the following options:

        (a) Return the Software and Equipment of each applicable Lease to the Lessor. At Lessee's expense, Lessee shall cause the Software and Equipment to be removed, disassembled, and placed in the same condition as when delivered to Lessee (reasonable wear and tear excepted) and properly crate the Equipment and Software for shipment and deliver to a common carrier designated by Lessor. Lessee will ship the Equipment and Software, F.O.B. destination, to any address within the continental United States specified in writing by Lessor. All additions, alterations and repairs made or placed upon any of the Software and Equipment, and not removed by Lessee as required under Section 10(c), shall become part of the Software and Equipment and shall be the property of the Lessor.

        (b) Purchase the Software and Equipment subject to each such Lease from the Lessor (the "Purchase Option"), in "as is, where is" condition, for 20% of the original Software and Equipment value as set forth on each applicable Renal Schedule (the "Original Value").

If, within 15 days of the expiration of any Lease, the Software and Equipment are not returned and Lessee has not exercised its Purchase Option, the Lessee will pay to the Lessor one Monthly Rent payment for each complete month or part thereof until the Software and Equipment are returned to Lessor, or the Purchase Option is exercised.

13. EARLY TERMINATION OPTION
    ------------------------

    Provided an Event of Default has not occurred, upon no less than 30 days' and no more than 90 days' prior irrevocable written notice to Lessor, Lessee may terminate any Lease upon payment to Lessor of an amount equal to the sum of (1) the total Monthly Rent and other sums due and unpaid under such Lease at the date of payment, (2) the Stipulated Loss Value set forth

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in Exhibit B as of the date of payment and (3) 20% of the Original Value for the Equipment and Software subject to such Lease.

    In addition Lessee shall, pursuant to Lessor's instructions and at Lessee's sole expense, cause the Software and Equipment to be removed, disassembled, and placed in the same condition as when delivered to Lessee (reasonable wear and tear excepted) and properly crate the Equipment and Software for shipment and deliver to a common carrier designated by Lessor. Lessee will ship the Equipment and Software, F.O.B. destination, to any address within the continental United States specified in writing by Lessor. All additions, alterations and repairs made or placed upon any of the Software and Equipment, and not removed by Lessee as required under Section 10(c), shall become part of the Software and Equipment and shall be the property of the Lessor.

14. RISK OF LOSS
    ------------

    Lessee shall bear the entire risk of loss, theft, destruction and damage to any Software and Equipment ("Event of Loss") after the Commencement Date from any and every cause whatsoever, whether or not insured, until the Software and Equipment is returned to Lessor. If an Event of Loss shall occur, Lessee shall immediately notify Lessor in writing of such fact and of all details with respect thereto and, at the option of Lessor, shall promptly, at Lessee's sole cost:

        (a) place the Software and Equipment in good condition, repair and working order; or

        (b) replace the Software and Equipment with like Software and Equipment in good condition, repair and working order and grant to Lessor clear title to such Software and Equipment whereupon such property shall be subject to the applicable Lease and be deemed the Software, Equipment and Collateral for purposes of such Lease.

    Lessee appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts issued with respect to such loss or damage under any insurance policy relating thereto.

    If and when Lessor shall have received any insurance proceeds on account of an Event of Loss, and if Lessor, in its reasonable judgment, shall be satisfied that Lessee has properly performed the obligations undertaken by this Section 14, Lessor, upon receipt of invoice therefor, shall pay over to Lessee out of such insurance proceeds the actual amounts expended by Lessee under this Section 14 (a) or (b).

15. INSURANCE
    ---------

    Lessee shall, at its own expense, obtain on the Software and Equipment all risk property damage insurance and public liability insurance, both personal injury and property damage, in

                                       7


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such amounts, against such risks, in such form and with such insurers as shall be reasonably satisfactory to Lessor. The amount of property damage insurance on the Software and Equipment shall not be less than the greater of the replacement cost or the Stipulated Loss Value of the Software and Equipment. Each insurance policy shall name Lessee as an insured and Lessor and its successors and assigns as an additional insured and loss payee and shall contain a clause requiring the insurer to give Lessor, its successors and assigns at least 30 days' prior written notice of any alteration or cancellation of such policies. Lessee shall furnish to Lessor a certificate of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect, provided, however, that Lessor shall be under no duty either to ascertain the existence of or to examine such insurance or to advise Lessee in the event such insurance shall not comply with the requirements hereof.

16. GENERAL INDEMNITY
    -----------------

    Lessee shall indemnify and hold (and if requested by Lessor, defend) Lessor, any assignee and any secured party harmless from and against all claims, actions, suits or proceedings of any kind (including negligence, tort and strict liability) (collectively, "Claims"), including all costs, including reasonable attorney's fees and expenses, damages and liabilities arising out of, connected with, resulting from or related to any Lease, including, without limitation, the manufacture, ownership, selection, possession, leasing, renting, purchase, operation, control, use, maintenance, delivery, return or other disposition of the Software, Equipment and/or the Collateral (including but not limited to latent and other defects, whether or note discoverable by Lessor or Lessee, and any claim for patent, trademark, copyright, software or other intellectual property infringement) or by operation of law, excluding any Claims which result from the gross negligence or willful misconduct of Lessor. If any Claim is made against Lessee or Lessor, the party receiving notice of such Claim shall promptly notify the other, but the failure of such person receiving notice so to notify the other shall not relieve the Lessee of any obligation hereunder.

    The provisions and the obligations of Lessee under this Section 16 shall survive the expiration or termination of this Agreement and/or any Lease, and are expressly made for the benefit of and shall be enforceable by Lessor, its successors and assigns.

17. REPRESENTATIONS AND WARRANTIES OF LESSEE
    ----------------------------------------

    Lessee represents, warrants and covenants, with the execution of this Agreement and each Lease that, with respect to this Agreement and/or each
Lease:

    (a) the execution, delivery and performance of this Agreement and each Lease has been and shall be, as the case may be, duly authorized by all necessary corporate action and shall constitute legal, valid and binding agreements of Lessee enforceable in accordance with their respective terms;

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    (b) all financial statements furnished to Lessor are and shall be true and correct in all material respects, prepared in accordance with generally accepted accounting principles consistently applied and Lessee shall furnish Lessor with its quarterly and annual independently reviewed financial statements and such other financial information as Lessor may reasonably request;

    (c) the Equipment is personal property and will not become a fixture under applicable law;

    (d) Lessee shall be the licensee and registered user of the Software under the Software License Agreement; and

    (e) no approval, consent or withholding of objection or other authorization of or by any court, administrative agency, other governmental authority or other entity is required, except such consents, approvals or other authorizations which have been or shall be, as the case may be, duly obtained and in full force and effect
        ( copies of which have been furnished to Lessor), in connection with the execution, delivery and performance of this Agreement and each Lease by Lessee and Lessee's possession and use of the Equipment and Software.

18. ASSIGNMENT/TRANSFER BY LESSOR
    -----------------------------

    Lessor may sell or otherwise transfer its interest in any Lease and the Collateral in whole or in part. Lessee consents to such transfer and, if Lessee is given written notice of any transfer, it shall promptly acknowledge receipt in writing. Lessee acknowledges that any assignment by Lessor will not materially change the duty of the Lessee. Lessee shall not assert against any transferee any set-off, defense or counterclaim that Lessee may have against Lessor (including any defense arising out of the insolvency or bankruptcy of Lessor) or any other person and upon notice from Lessor shall pay the Monthly Rent and any other amounts due under any Lease as directed.

    Lessor's transferee shall be entitled to enforce the rights so transferred, but shall be under no liability to Lessee to perform any of the obligations of Lessor, the sole remedy of Lessee being against Lessor. Lessor shall not be relieved of its obligations hereunder, except as specifically provided.

19. LATE PAYMENTS
    -------------

    If any amount to be paid to Lessor is not received within 5 days after its due date, Lessee shall pay Lessor on demand a late charge of 1.5% (or the maximum allowed by law, whichever is less) of such payment for each month, or any part thereof, that the payment is not received.

20. EVENTS OF DEFAULT; NO WAIVER
    ----------------------------

    Lessee shall be in default under this Agreement and any and all Leases upon the occurrence of any of the following events ("Events of Default"):

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    (a) Lessee fails to pay any Monthly Rent or other amount required to be paid under this Agreement or under any Rental Schedule within 5 days after the due date;

    (b) Lessee breaches any of its insurance obligations under the Agreement;

    (c) Lessee fails to perform any other provisions under any Lease, and such failure shall continue unremedied for a period of 10 days after written notice thereof from Lessor;

    (d) Any financial reports delivered to Lessor hereunder and any representation or warranty made by Lessee in this Agreement, any Lease, related documents, or pursuant hereto shall at any time prove to be false or misleading;

    (e) Lessee becomes insolvent or ceases to do business as a going concern;

    (f) A petition is filed by Lessee under any bankruptcy or insolvency laws;

    (g) A petition is filed against Lessee under any bankruptcy or insolvency laws and Lessee fails to obtain a dismissal of such petition within sixty
(60) days;

    (h) If applicable, Lessee makes a bulk transfer subject to the provisions of the Uniform Commercial Code;

    (I) Lessee shall default under any other agreement with Lessor or its successors or assigns;

    (j) Lessee suffers an adverse material change in its financial condition from the Commencement Date and Lessor deems itself or any of its Collateral to be insecure; or

    (k) Lessee shall be in breach of or in default in the payment or performance of any obligation owing to any bank, lender, lessor or financial institution, howsoever arising, present or future, contracted for or acquired, and whether joint, several, absolute, contingent, secured, unsecured, matured or unmatured.

    Any failure of Lessor to require strict performance by Lessee or any waiver by Lessor of any provision in the Lease shall not be construed as a consent or waiver of any other breach of the same or of any other provision.

21. REMEDIES
    --------

    Upon the occurrence of an Event of Default, Lessor may, in its sole discretion, do any one or more of the following:

    (a) terminate any or all of the Leases and Lessee's rights thereunder;

                                       10

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    (b) proceed by appropriate court action or actions, either at law or equity, to enforce performance by Lessee of the applicable terms of any or all of the Leases or to recover damages for the breach thereof;

    (c) recover from Lessee an amount equal to the sum of (i) all accrued and unpaid amounts under any or all of the Leases and the present value of all future Monthly Rent to be paid over the terms of each Lease discounted at a rate equal to five percent (5%), (ii) as liquidated damages for loss of a bargain and not as a penalty, the Stipulated Loss Value which would have been due had the Lessee exercised its Early Termination Option pursuant to Section 13 hereof, and (iii) any loss or damage to the Lessor's residual interest in the Equipment caused by such Event of Default;

    (d) personally or by its agents take immediate possession of any or all of the Collateral from Lessee and, for such purpose, enter upon Lessee's premises where any of the Collateral is located with or without notice or process of law and free from all claims by Lessee;

    (e) require the Lessee to, and the Lessee shall, assemble the Collateral and deliver the Collateral in accordance with the terms of Section 13 and, for each day that Lessee fails to deliver any such Collateral, Lessor may demand payment of an amount equal to the Interim Rental Payment;

    (f) demand Lessee to immediately cease using the Equipment, Software and any other Collateral.

    With respect to Collateral returned to or repossessed by Lessor, if Lessor has not terminated the Leases, Lessor will, in such manner and upon such terms as Lessor may determine in its sole reasonable discretion, either sell such Collateral at one or more public or private sales or re-lease the Collateral. The proceeds of sale or re-lease shall be applied in the following order or priority: (i) to pay all Lessor's fees, costs and expenses (including attorneys' fees, costs and expenses) arising from Lessee's default and the exercise of Lessor's remedies hereunder, including costs of repossession, storage, repairs, reconditioning and sale or re-leasing of any Collateral; (ii) to the extent not previously paid by Lessee to Lessor, to pay Lessor its liquidated damages hereunder and all other sums then remaining unpaid hereunder and under any Lease; and (iii) any surplus shall be retained by Lessor. In the event the proceeds of sale or re-lease are less than the sum of the amounts payable under (i) and (ii) above, Lessee shall forthwith pay Lessor such deficiency. The proceeds of a re-lease shall be discounted to their present value at the rate of 3%. Notwithstanding the foregoing, Lessor may pursue any other remedy available at law or equity, including seeking damages, specific performance and injunctive relief.

    All such rights and remedies shall be cumulative and may be enforced concurrently or individually from time to time. Except as set forth expressly in this Section and to the extent permitted by applicable law, Lessee waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or use the Collateral in mitigation of Lessor's

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damages or which may otherwise limit or modify any of Lessor's rights or remedies and Lessee waives any rights conferred upon Lessee by UCC Sections 2A-508 through 2A-522.

    No express or implied waiver by Lessor of any default shall in any way be, or be construed to be, a continuing waiver or a waiver of any future or subsequent default.

22. BANKRUPTCY OF SOFTWARE LICENSORS
    --------------------------------

    The bankruptcy of the Software or Equipment Vendor, as the case may be, shall not be a valid cause for Lessee to terminate any Lease payments due to Lessor under any Lease, including without limitation the Monthly Rent due under any Lease. Lessee shall take all action necessary to protect Lessee's rights to use the Software under Section 365 of the Bankruptcy Code. Lessee shall elect to retain its rights under the Bankruptcy Code to use the Software, and to the extent the Software License Agreement grants Lessee access to the source code, Lessee shall make written request under the Bankruptcy Code to the Bankruptcy Trustee to obtain the source code. Lessee shall take all such other reasonable action to protect its rights to use the Software. In the event Lessee fails to take the action specified above, Lessee appoints Lessor its Attorney-in-fact, to secure, at Lessor's sole discretion and at Lessee's cost, the right to use the Software for Lessee.

23. MISCELLANEOUS
    -------------

    (a) NOTICES. Notices hereunder shall be deemed given when delivered personally, the next business day after delivered to a recognized overnight delivery service or five (5) days after sent by certified or registered mail, return receipt requested, to Lessor and Lessee at their respective addresses set forth at the head of this Agreement. Any party hereto may from time to time by written notice to the other change the address to which notices are to be sent to such party.

    (b) ENTIRE AGREEMENT. This Agreement and each Lease constitution the entire agreement between the parties with respect to the Equipment and Software, superseding all proposals or prior agreements, oral or written, and all other communications between the parties relating to the subject matter.

    (c) GOVERNING LAW. This Agreement and each Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

    (d) SEVERABILITY. If any provision shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired.

    (e) FURTHER DOCUMENTS. Lessee shall provide Lessor with such documents as Lessor may reasonably request, including documents relating to preserving the security and Collateral of Lessor, or financing statements under the Uniform Commercial Code. To the extent permitted by law, Lessor may execute Uniform Commercial Code financing statements for and on behalf of Lessee for the purpose of perfecting Lessor's interest in the Collateral.

    (f) COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one instrument.

    (g) SURVIVAL OF OBLIGATIONS. All obligations of Lessee to make payments to Lessor under any Lease or to indemnify Lessor as provided hereunder shall survive the expiration or other termination of this Agreement and any Lease.

    (h) SUCCESSORS. Each Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective successors and assigns, unless otherwise expressly provided herein.

    (i) DISPUTES. THE PARTIES CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS IN VIRGINIA IN CONNECTION WITH ANY DISPUTE UNDER THIS AGREEMENT AND ANY LEASE, AND LESSEE WAIVES ITS RIGHT TO TRIAL BY JURY.

    (j) REIMBURSEMENT OF LEGAL COSTS. Lessee shall reimburse and pay to Lessor for the legal fees and expenses incurred by Lessor in connection with the preparation and negotiation of this Agreement and the consummation of transactions contemplated hereunder and under any Lease.


PSINet Inc./                      EarthLink Network, Inc.
LESSOR                            LESSEE


By: /s/  illegible                   By: /s/  illegible
        -------------------                 ---------------------
Title:   SVP/CFO                  Title:    Pres & Sec
        -------------------                 ---------------------
Date:    9/17/97                   Date:
        -------------------                 ---------------------

    Exhibit 10.3 The following Exhibits and Schedules have been omitted, which the Company agrees to furnish supplementally to the Commission upon request:

    Exhibit A: Rental Schedule No. 1
    Exhibit B: Stipulated Loss Value Schedule to Rental Schedule
    Exhibit C: Certificate of Acceptance


    Schedule A               Description of equipment
    Schedule 26              Certificate of Installation
    Schedule 27              Certificate of Installation
    Schedule 28              Certificate of Installation
    Schedule 29              Certificate of Installation
    Schedule 30              Certificate of Installation